Other Borrowings	12 Months Ended
Dec. 31, 2012
Other Borrowings/Subordinated Debentures [Abstract]
OTHER BORROWINGS

NOTE 10 – OTHER BORROWINGS

On February 11, 2009, the Bank issued a $5,000 note due on February 15, 2012 under the FDIC Temporary Debt Guarantee Program. The note bears an interest rate of 2.74% in addition to the 100 basis point FDIC guarantee fee paid by the Bank. Interest payments are required to be made semiannually in arrears on February 15 and August 15 in each year commencing on August 15, 2009 through the maturity date. All legal and placement fees associated with this transaction were capitalized as debt issuance costs and will be amortized to interest expense over the repayment period on a straight-line basis. This note matured on February 15, 2012 and was paid in full by the Bank.

During 2012 and 2011, the Company was extended an accommodation from First Tennessee Bank National Association to borrow federal funds up to the amount of $15,000 and $20,000. This federal funds accommodation is not and shall not be a confirmed line or loan, and First Tennessee Bank National Association may cancel such accommodation at any time, in whole or in part, without cause or notice, in its sole discretion. The outstanding balance on this accommodation was $0 as of December 31, 2012 and 2011.

During 2012, the Company entered into an agreement with Zions First National Bank to borrow federal funds up to the amount of $9,000. This federal funds line amount was established at the discretion of Zions First National Bank and may be terminated at any time in its sole discretion. The outstanding balance on this federal funds line was $0 at December 31, 2012.